SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 21, 2003



                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)



 Commission    Registrant, State of Incorporation,             I.R.S Employer
  File No.        Address, and Telephone Number              Identification No.
 ----------    -----------------------------------           -----------------
  1-15467             Vectren Corporation                        35-2086905
                   (An Indiana Corporation)
                     20 N.W. Fourth Street,
                   Evansville, Indiana 47708
                        (812) 491-4000

  1-16739         Vectren Utility Holdings, Inc.                 35-2104850
                    (An Indiana Corporation)
                     20 N.W. Fourth Street,
                   Evansville, Indiana 47708
                        (812) 491-4000

  1-3553   Southern Indiana Gas and Electric Company             35-0672570
                    (An Indiana Corporation)
                     20 N.W. Fourth Street,
                   Evansville, Indiana 47708
                        (812) 491-4000

  1-6494            Indiana Gas Company, Inc.                    35-0793669
                    (An Indiana Corporation)
                     20 N.W. Fourth Street,
                   Evansville, Indiana 47708
                        (812) 491-4000



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Item 7.  Exhibits


99-1 Press Release - Vectren Corporation Reports Third Quarter 2003 Results

99-2 Cautionary  Statement for Purposes of the "Safe  Harbor"  Provisions of the
     Private Securities Litigation Reform Act of 1995


Item 12.  Results of Operations and Financial Condition


The following information regarding an earnings release is furnished to the Securities and Exchange Commission under Item 12.

On October 21, 2003, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three, nine, and twelve month periods ended September 30, 2003. The financial information released is included herein as Exhibit 99-1. This information does not include footnote disclosures and should not be considered complete financial statements.

Vectren Corporation is the parent Company of Vectren Utility Holdings, Inc.
(VUHI). VUHI serves as the intermediate holding company of the Company's three operating public utilities, which include Southern Indiana Gas and Electric Company and Indiana Gas Company, Inc.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VECTREN CORPORATION
                                  VECTREN UTILITY HOLDINGS, INC.
                                  SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                                  INDIANA GAS COMPANY, INC.

October 22, 2003


                                          By:  /s/ M. Susan Hardwick
                                          -----------------------------
                                          M. Susan Hardwick
                                          Vice President and Controlle